[USAA EAGLE LOGO (R)]
USAA FIRST START GROWTH FUND
SUPPLEMENT DATED FEBRUARY 1, 2016
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA First Start Growth Fund (the Fund). Please review this important information carefully.

Effective on January 29, 2016, the subadvisory agreement between AMCO and Quantitative Management Associates, LLC (QMA) was terminated with respect to the Fund. AMCO will continue to manage the Fund in a manner consistent with its existing investment objective and strategy.

As a result of these changes, all references to QMA in the Fund’s prospectus are hereby deleted in their entirety. In addition, the Fund’s prospectus is amended as follows:

The following information is added under “Portfolio Manager(s)—AMCO” on page 8 of the Fund’s prospectus:

John P. Toohey, CFA, Head of Equities, has co-managed the portion of the Fund invested in equities since January 2016.

The following disclosure hereby replaces the “How are the decisions to buy and sell equity portfolio securities made?” section found on page 12 of the Fund’s prospectus:

■     How are the decisions to buy and sell equity portfolio securities made?

With respect to the portion of the Fund’s assets invested in equities, we will focus on purchasing shares of quality companies with relatively attractive valuations and growth prospects. We will construct a portfolio of between 50 and 100 stocks. Our bottom-up, analyst-driven investment process seeks to identify companies with strong fundamentals and attractive valuation. We will manage risk by maintaining diversification with respect to sectors and individual stock holdings. We will sell a stock when our thesis for owning the stock reaches fruition, we have concerns that our thesis is broken, we believe that the stock’s risk to reward ratio has become unfavorable, or we find a more attractive stock.

The following information is added under “Portfolio Manager(s)—AMCO” on page 23 of the Fund’s prospectus:

John P. Toohey, CFA, Head of Equities, has co-managed the portion of the Fund invested in equities since January 2016. Mr. Toohey has 17 years of investment management experience and has worked for USAA for six years. Education: B.A., Mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98485-0216